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                                                                  Exhibit 10.17

THIS WARRANT, AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE REOFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO (1) REGISTRATION OR (2) AN OPINION OF COUNSEL FOR THE COMPANY OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                                   WARRANT

                    To Purchase Shares of Common Stock of

                         ENDOCARDIAL SOLUTIONS, INC.

                               February 2, 1999


     Endocardial Solutions, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that Medtronic Asset Management, Inc., a Minnesota corporation, or its registered assigns (the "Holder"), is entitled, subject to the terms set forth below, upon exercise of this Warrant to purchase from the Company that number of shares of Common Stock, $.01 par value, of the Company ("Common Stock") determined by dividing (i) the outstanding balance of principal and accrued interest owed at the time of exercise of this Warrant by the Company pursuant to that certain Promissory Note of the Company issued on date hereof to Medtronic Asset Management, Inc. (the "Promissory Note") by (ii) the exercise price per share applicable at the time of exercise (the "Exercise Price"). Until adjusted as provided by the terms of this Warrant, the Exercise Price shall be $10.08, which the Company hereby represents and warrants to equal the average closing price per share of Common Stock for the twenty (20) trading days ending on and including the trading day immediately preceding the date hereof. The shares issuable upon exercise or conversion of this Warrant as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares."

     This Warrant is further subject to the following provisions, terms and conditions:

     1. CONDITIONS TO EXERCISE. This Warrant may be exercised only during the period beginning immediately before a Change of Control of the Company, as defined below, or if earlier, upon the occurrence of an Event of Default, as defined below, and ending on the date on which all outstanding principal and accrued interest under the Promissory Note is paid in full. For purposes of this Warrant, an Event of Default means an Event of Default under the Note Purchase Agreement dated of even date herewith by and between the Company and Medtronic Asset Management, Inc. For purposes of this Warrant, a "Change of Control of the Company" means any of the following events: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), other than Medtronic, acquires "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company or of an entity that

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directly or indirectly owns the Company, or is an affiliate that directly or indirectly controls the Company, (referred to as "the Company Parent") representing 20% or more of the combined voting power (with respect to the election of directors) of the Company's or the Company Parent's, as the case may be, then outstanding securities; (ii) the consummation of a merger, share exchange, combination or consolidation of the Company or the Company Parent, as the case may be, with or into any other corporation, which would result in the voting securities of the Company or the Company Parent, as the case may be, outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) less than 80% of the combined voting power (with respect to the election of directors) of the securities of the Company or the Company Parent, as the case may be, or of such surviving entity outstanding immediately after such merger, share exchange, combination or consolidation; or (iii) the consummation of a plan of complete liquidation of the Company or the Company Parent, as the case may be, or (iv) the consummation of an agreement for the sale or disposition by the Company or the Company Parent, as the case may be, of all or substantially all of the Company's or the Company Parent's, as the case may be, business or assets.

     2. MANNER OF EXERCISE. This Warrant may be exercised by the Holder, in whole or in part (but not as to any fraction of a share of Common Stock), by surrendering this Warrant, with the Exercise Form attached hereto as Exhibit A filled-in and duly executed by such Holder or by such Holder's duly authorized attorney, to the Company at its principal office accompanied by payment of the Exercise Price in the amount of the Exercise Price multiplied by the number of shares as to which the Warrant is being exercised. The Exercise Price may be paid by cancellation of all or a portion of the Note Balance or in the form of a check or wire transfer of funds.

     3.   CONVERSION OF WARRANT.

          (a) The Holder shall also have the right (the "Conversion Right") at any time when this Warrant may be exercised to convert all or any portion of this Warrant into such number of shares (rounded to the nearest whole share) of Company Common Stock equal to the quotient obtained by dividing
     (i) the "Aggregate Warrant Spread" as of the date the Conversion Right is exercised, by (ii) the "Market Price of the Common Stock" as of the date the Conversion Right is exercised. The Conversion Right shall be exercisable at any time that this Warrant is exercisable pursuant to
     Section 1 above, by surrendering this Warrant with the Conversion Form attached hereto as Exhibit B filled-in and duly executed by such Holder or by such Holder's duly authorized attorney to the Company at its principal office.

          (b) For purposes of this Section 3, the "Aggregate Warrant Spread" of all or a portion of this Warrant as of a particular date shall equal (i) the Market Price of the Common Stock multiplied by the number of shares of Common Stock purchasable upon exercise of all or such portion of this Warrant on such date, minus (ii) the Exercise Price multiplied by the number of shares of Common Stock purchasable upon exercise of all or such portion of this Warrant on such date. For purposes of this Warrant, the "Market Price of the Common Stock" as of a particular date shall equal: (i) if the Common Stock is traded on an exchange or is quoted on either the Nasdaq National Market or Small-Cap Market, then the average of the closing or last sale prices, respectively, reported for the ten (10) trading days immediately preceding such date, or (ii) if the Common Stock is not traded on an exchange, the Nasdaq National Market, or the Nasdaq Small-Cap Market but is traded in the local over-the-counter market, then the average of the mid-points between the highest bid and lowest asked quotations for each of the ten (10) trading days immediately preceding such date.

     4. EFFECTIVE DATE OF EXERCISE OR CONVERSION. Each exercise or conversion of this Warrant shall be deemed effective as of the close of business on the day on which this Warrant is surrendered to the Company as provided in Section 2 or Section 3(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise or conversion shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates. Within ten (10) days after the exercise or conversion of this Warrant in full or in part, the Company will, at its expense, cause to be issued in the name of and delivered to the Holder or such other person as the Holder may (upon payment by such Holder of any applicable transfer taxes) direct: (i) a certificate or certificates for the number of full Warrant Shares to which such Holder is entitled upon such exercise or conversion, and
(ii) unless this Warrant has expired, a new Warrant or Warrants (dated the date hereof and in form identical hereto) representing the right to purchase the remaining number of shares of Common Stock, if any, with respect to which this Warrant has not then been exercised or converted.

     5. ADJUSTMENTS TO EXERCISE PRICE. The above provisions are, however, subject to the following:

          (a)  (i)   If the Company shall at anytime after the date of this
     Warrant subdivide or combine the outstanding shares of Common Stock or declare a dividend payable in Common Stock, then the number of shares of Common Stock for which this Warrant may be exercised as of immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately decreased, in the case of combination, or increased, in the case of subdivision or dividend payable in Common Stock.

               (ii) If the Company shall at anytime after the date of this Warrant subdivide or combine the outstanding shares of Common Stock or declare a dividend payable in Common Stock, the Exercise Price in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in Common Stock.

               (iii) Upon the occurrence of an Event of Default, if the Market Price of the Common Stock (as defined in Section 3(b)) on the date of the Event of Default is lower than the Exercise Price in effect immediately prior to such Event of Default, then the Exercise Price shall be changed to the Market Price of the Common Stock on the date of the Event of Default.

          (b) If any capital reorganization or reclassification of the capital stock of the Company, or share exchange, combination, consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, share exchange, combination, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive upon exercise of this Warrant upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company into which this Warrant could be exercisable or convertible, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the maximum number of shares of such stock into which this Warrant would have been exercisable had such reorganization, reclassification, share exchange, combination, consolidation, merger or sale represented a Change of Control of the Company as defined in Section 1 of this Warrant, and in any such case appropriate provisions shall be made with respect to the rights and interests of Holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Exercise Price and of the number of shares purchasable upon exercise or conversion of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise or conversion hereof. The
     Company shall not effect any such share exchange, combination, consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such share exchange, combination, consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder may thereafter be entitled to receive upon exercise or conversion of this Warrant.

          (c) If at anytime after the date of this Warrant the Company distributes to all holders of Common Stock any assets (excluding ordinary cash dividends), debt securities, or any rights or warrants to purchase debt securities, assets or other securities (including Common Stock), the Exercise Price shall be adjusted in accordance with the formula:

               E(1) = E x (O x M) - F
                      ---------------
                          O x M

     where:

               E(1) =  the adjusted Exercise Price.
               E    =  the current Exercise Price.
               M    =  the average market price of Common Stock for the 30
                       consecutive trading days commencing 45 trading days
                       before the record date mentioned below.
               O    =  the number of shares of Common Stock outstanding on the record date mentioned below.
               F    =  the fair market value on the record date of the
                       aggregate of all assets, securities, rights or warrants distributed. The Company's Board of Directors shall determine the fair market value in the exercise of its reasonable judgment.

     The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

          (d) Upon any adjustment of the Exercise Price, then and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares for which this Warrant may be exercised, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     6. COMMON STOCK. As used herein, the term "Common Stock" shall mean and include the Company's presently authorized shares of common stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution, dissolution or winding up of the Company.

     7. NO VOTING RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company unless and until exercised or converted pursuant to the provisions hereof.

     8. EXERCISE OR TRANSFER OF WARRANT OR RESALE OF COMMON STOCK. The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant, in whole or in part, or transferring any shares of Common Stock issued upon the exercise or conversion hereof, of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Such notice shall include an opinion of counsel reasonably satisfactory to the Company that (i) the proposed exercise or transfer may be effected without registration or qualification under the Securities Act of 1933, as amended (the "Act") and any applicable state securities or blue sky laws, or (ii) the proposed exercise or transfer has been registered under such laws. Upon delivering such notice, such Holder shall be entitled to transfer this Warrant or such Warrant Shares, all in accordance with the terms of the notice delivered by such Holder to the Company, provided that an appropriate legend may be endorsed on the certificates for such shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel to the Company to prevent further transfer which would be in violation of Section 5 the Act and applicable state securities or blue sky laws.

     If in the opinion of counsel to the Company or other counsel reasonably acceptable to the Company the proposed transfer or disposition of this Warrant or the Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration of this Warrant or the Warrant Shares, the Company shall promptly give written notice thereof to the Holder within 10 days after the Company receives such notice, and such holder will limit its activities in respect to such as, in the opinion of such counsel, is permitted by law.

     9. COVENANTS OF THE COMPANY. The Company covenants and agrees that all shares which may be issued upon conversion of this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that the Company will at all times have authorized, and reserved for the purpose of issue upon exercise hereof, a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

     10. CERTAIN NOTICES. The Holder shall be entitled to receive from the Company immediately upon declaration thereof and at least thirty (30) days prior to the record date for determination of shareholders entitled thereto or to vote thereon (or if no record date is set, prior to the event), written notice of any event which could require an adjustment pursuant to Section 4 hereof or of the dissolution or liquidation of the Company. All notices hereunder shall be in writing and shall be delivered personally or by telecopy (receipt confirmed) to such party (or, in the case of an entity, to an executive officer of such party) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

if to Medtronic, to:

     Medtronic, Inc.
     Corporate Center
     7000 Central Avenue N.E.
     Minneapolis, MN 55432

with separate copies thereof addressed to:

     Attention:      General Counsel
     FAX (612) 572-5459

     Attention:      Vice President, Corporate Development and Associate
                     General Counsel
     FAX (612) 572-5404

if to the Company to:

     Endocardial Solutions, Inc.
     1350 Energy Lane, Suite 110
     St. Paul, MN 55108-5254
     Attention:      President and Chief Executive Officer
     FAX (651) 644-7897

     Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed.
 All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by telecopy) or on the day shown on the return receipt (if delivered by mail or delivery service).

     11. REGISTRATION RIGHTS. The Holders of this Warrant and the Warrant Shares are entitled to the rights and benefits of all of the terms, provisions and conditions of that certain Note Purchase Agreement dated of even date herewith between the Company and Medtronic Asset Management, Inc., provided an express sharing or assignment of such rights and benefits is made to each such Holder by such Holder's transferor.

     12.  MISCELLANEOUS.

          (a) No amendment, modification or waiver of any provision of this Warrant shall be effective unless the same shall be in writing and signed by the holder hereof.

          (b) This Warrant shall be governed by and construed in accordance with the laws of the State of Minnesota.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its authorized officer and dated as of the date stated above.

                                       ENDOCARDIAL SOLUTIONS, INC.


                                       By:  [COPY]
                                           ----------------------------------
                                            James W. Bullock, President and
                                            Chief Executive Officer

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                                                                      Exhibit A


NOTICE OF EXERCISE OF WARRANT --   To Be Executed by the Registered Holder in
                                   Order to Exercise the Warrant


     The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase, for cash pursuant to Section 2 thereof, ________________ shares of Common Stock issuable upon the exercise of such Warrant. The undersigned requests that certificates for such shares be issued in the name of __________________________________. If this Warrant is not fully exercised, the undersigned requests that a new Warrant to purchase the balance of shares remaining purchasable hereunder be issued in the name of
______________________________.



Date:             ,
       -----------  --------            --------------------------------------
                                        [name of registered Holder]



                                        --------------------------------------
                                        [signature]



                                        --------------------------------------
                                        [street address]



                                        --------------------------------------
                                        [city, state, zip]



                                        --------------------------------------
                                        [tax identification number]

                                                                      Exhibit B


NOTICE OF CONVERSION OF WARRANT -- To Be Executed by the Registered Holder in
                                   Order to Convert the Warrant on a Cashless
                                   Basis


     The undersigned hereby irrevocably elects to convert, on a cashless basis, a total of ______________ shares of Common Stock otherwise purchasable upon exercise of the attached Warrant into such lesser number of shares of Common Stock as determined by Section 3 of the Warrant. The undersigned requests that certificates for such shares be issued in the name of __________________________________. If this Warrant is not fully converted, the undersigned requests that a new Warrant to purchase the balance of shares remaining purchasable hereunder be issued in the name of
____________________________.

Date:             ,
       -----------  --------            --------------------------------------
                                        [name of registered Holder]



                                        --------------------------------------
                                        [signature]



                                        --------------------------------------
                                        [street address]



                                        --------------------------------------
                                        [city, state, zip]



                                        --------------------------------------
                                        [tax identification number]